UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☑ Preliminary Proxy Statement
◻ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻ Definitive Proxy Statement
◻ Definitive Additional Materials
◻ Soliciting Material Pursuant to § 240.14a-12

TRUST FOR CREDIT UNIONS
(Name of Registrant as Specified In Its Charter)
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑            No fee required.
◻            Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

◻            Fee paid previously with preliminary materials.
◻
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

 (2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TRUST FOR CREDIT UNIONS
1001 Connecticut Avenue, N.W. – Suite 1001
Washington, D.C. 20036

Ultra-Short Duration Portfolio
Short Duration Portfolio
(together, the “Portfolios”)

1-800-DIAL TCU (1-800-342-5828)

[DATE], 2020

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Trust for Credit Unions (the “Trust”) to be held at the offices of Callahan Financial Services, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036 on December 14, 2020 at [12:00 PM], Eastern time.  At the Shareholder Meeting, you will be asked to vote on the following important proposals (the “Proposals”):

1.
Approval of an amended and restated investment advisory agreement (the “Amended and Restated Advisory Agreement”) between the Trust, on behalf of each of its series[1], and ALM First Investment Advisors, LLC (“ALM First” or the “Adviser”); and

2.	Election of one Trustee of the Trust.

This Proxy Statement contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

The Board of Trustees of the Trust has reviewed this matter carefully and unanimously recommends that you vote “FOR” the Proposals.

The enclosed Q&A is provided to assist you in understanding the Proposals.  The Proposals are described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card(s), by telephone or via the Internet.  Your vote is extremely important, no matter how large or small your holdings may be.

The Trust is using [NAME OF PROXY SOLICITOR], a professional proxy solicitation firm, to assist shareholders in the voting process.  If you have any questions regarding the Proposals or need assistance in completing your proxy card, please contact the Trust at 1-800-342-5828 or our proxy solicitor, toll-free at [PHONE NUMBER OF PROXY SOLICITOR].

Thank you for your time in considering these important Proposals and for your continuing investment in and support of Trust for Credit Unions.

Sincerely, [Julie A. Renderos] Chair

1 The Government Money Market Portfolio, a series of the Trust that suspended operations as of the close of business on May 30, 2014, does not currently have any shares outstanding but will be included in the Amended and Restated Advisory Agreement.

Dear Credit Union Shareholders,

The enclosed Proxy Statement provides an opportunity for each Shareholder of the Trust for Credit Unions (“TCU”) to have a voice in the continued evolution of the funds. The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the two Proposals. These Proposals include the election of Erin Mendez, President and Chief Executive Officer of Patelco Credit Union, as a Trustee of the Trust and a change in the compensation for the Investment Adviser to TCU, ALM First Financial Advisors, LLC (“ALM First”).

The Proxy Statement details the nomination process for Ms. Mendez, who has served as a Trustee for over a year following her appointment to the Board in September 2019. It also details the  Trustees’ evaluation of the proposed revision to the Advisory Agreement. The latter proposal reflects the Trustees’ view that ALM First has delivered considerable value to TCU during its tenure as Investment Adviser over the past 3+ years. Value delivered by ALM First includes:

•	Total return has exceeded the benchmark in both the Ultra-Short Duration and Short Duration Portfolios since ALM First became Investment Adviser.
•
Helping to refine TCU’s product offerings, informed by its insights into credit union balance sheet dynamics from its ongoing interaction with credit unions across the country. These refinements include a shortening of the target duration for the Ultra-Short Duration Portfolio, providing more flexibility in Portfolio strategies that allow more responsiveness to changing investing environments, and actively monitoring risk adjusted spread across the Portfolios.

•	Providing ongoing investor education on market dynamics that impact credit union investment strategies.

ALM First has made significant investments in its trading infrastructure and compliance systems in order to optimize its delivery of advisory services to TCU. These investments require ongoing expenditures and are critical to ALM First’s role as Investment Adviser. The proposed changes in compensation will allow ALM First to continue to perform its valued role as Investment Adviser.

It is important to note that under the proposed advisory fees, each Portfolio’s expense ratios would remain below the average and median of its peer group based on current assets.

TCU creates value for credit unions via the strength of its service providers. In recent years, the Trustees have approved new arrangements for both Advisory and back office services that have brought material expense reductions to the Portfolios. The Trustees are looking to ensure this collaboration remains sustainable while continuing to deliver competitive returns to our shareholders.

Management recommends that you vote “FOR” the two Proposals. If you have any questions regarding these Proposals, please let me know. Thank you for your continued support of TCU.

Sincerely, Jay E. Johnson President and Treasurer Trust for Credit Unions

IMPORTANT INFORMATION
FOR PORTFOLIO SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Trust for Credit Unions (the “Trust”) that require a shareholder vote.

Q.          Why am I receiving this proxy statement?

A.	You are receiving this proxy statement because you own Shares of one or more portfolios of the Trust and have the right to vote on the proposals set forth in the proxy statement.

Q.	What is being proposed?

A.
Shareholders are being asked to vote on two proposals: (i) approve an amended and restated investment advisory agreement, and (ii) elect one current Trustee, Erin Mendez, to the Board of Trustees of the Trust (the “Board”). The Board of the Trust, including a majority of the Trustees who are not an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted at a meeting[2] held on September 29, 2020 to approve an amended and restated investment advisory agreement (the “Amended and Restated Agreement”) between the Trust, on behalf of the Portfolios, and  ALM First Investment Advisors, LLC (“ALM First” or the “Adviser”), the Portfolios’ existing investment adviser. If approved by shareholders, the Amended and Restated Agreement will replace the existing investment advisory agreement (the “Current Agreement”) between the Trust, on behalf of the Portfolios, and ALM First effective January 31, 2021 (the “Effective Date”).  At the meeting held on September 29, 2020, in accordance with Section 15 of the 1940 Act, which regulates investment companies such as the Trust, the Board unanimously voted to approve the Amended and Restated Agreement, subject to the approval of the Amended and Restated Agreement by shareholders of the Trust’s Ultra-Short Duration Portfolio (“USDP”) and Short Duration Portfolio (“SDP,” together with USDP, the “Portfolios”).

The Board unanimously recommends that you vote FOR the approval of the Amended and Restated Agreement.

____________________________
2 Pursuant to relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to the circumstances related to the current or potential effects of COVID-19, the meeting was held through videoconference and telephonically.

Q.          Why is the Amended and Restated Agreement being voted on?

A.
The schedule of fees payable by each of USDP and SDP to ALM First under the Amended and Restated Agreement differs from that contained in the Current Agreement. The Amended and Restated Agreement will calculate each Portfolio’s investment advisory fees based on the individual Portfolio’s net assets.  The Current Agreement calculates the Portfolios’ fees based on the two Portfolios’ aggregate net assets.  At the Portfolios’ current asset levels, the advisory fee rates for each of the Portfolios would increase under the Amended and Restated Agreement, resulting in overall higher advisory fee rates under the Amended and Restated Agreement. ALM First presented the Trust’s Board with information about the additional costs that the Adviser had borne in, among other things, building its trading and compliance programs to enable it to provide high quality investment advisory services to the Portfolios and the work the Adviser had done to refine the Trust’s product offerings to deliver investor performance over the three years it has managed the Portfolios.  Under the 1940 Act, a fund’s shareholders must approve any amendment to an investment advisory agreement that would result in an increase in advisory fees for the fund.  Therefore, each of USDP’s and SDP’s shareholders must approve the Amended and Restated Agreement in order for the Amended and Restated Agreement to replace the Current Agreement effective January 31, 2021.  The Board has considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and solicitation of proxies, for shareholders of the Portfolios to consider and vote on approval of the Amended and Restated Agreement.

Q.          Why am I being asked to elect a current Trustee?

A.
The 1940 Act permits a mutual fund board of trustees to appoint new trustees, provided that after such trustees are appointed, at least two-thirds of trustees are elected by shareholders. Ms. Mendez was appointed as a Trustee of the Trust by the Board in September 2019 to maintain the Board size following the retirement of Rudy Hanley as a Trustee of the Trust, which took place in January 2020. Ms. Mendez is being submitted to shareholders for election in order to provide the Board with maximum flexibility to fill vacancies in the future, as needed, without incurring the expense of calling a special meeting of shareholders.

Q.          Who is ALM First?

A.
ALM First has served as the Portfolios’ investment adviser since 2017. ALM First is a strategic partner for depositories, and provides consulting, non-discretionary and discretionary investment and financial management services primarily for financial institutions.  ALM First is an SEC registered investment adviser, with approximately $43.8 billion in investments under management.

Q.	Will the investment advisory fee rates be the same upon approval of the Amended and Restated Agreement?

A.
No.  At the Portfolios’ current asset levels, the advisory fee rates applicable to each of the Portfolios  under the Amended and Restated Agreement will be higher than under the Current Agreement. In addition, the breakpoint structure under the Amended and Restated Agreement will no longer be based on the aggregate net assets in the two Portfolios, but will instead be calculated on each Portfolio’s net assets, which will result in a greater increase in fees for the smaller of the two Portfolios.

Q.	What will happen if shareholders do not approve the Amended and Restated Agreement?

A.	If shareholders of either Portfolio do not approve the Amended and Restated Agreement, ALM First will continue to serve as the Portfolios’ investment adviser under the Current Agreement.

Q.          How does the Trust’s Board of Trustees recommend that I vote?

A.
The Trust’s Board of Trustees unanimously recommends that you vote FOR the Amended and Restated Agreement.  The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”

Q.          When and where will the Shareholder Meeting be held?

A.	The Shareholder Meeting will be held at the offices of Callahan Financial Services, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, DC 20036 on December 14, 2020, at [12:00 PM] Eastern time.

Q.          Will the Portfolios pay for the proxy solicitation and related costs?

A.	ALM First will pay the costs of the preparation of the proxy statement and solicitation of shareholder votes on the proposal.

Q.          Do I have to attend the Shareholder Meeting in order to vote my shares?

A.	No. You can simply mail in the enclosed proxy card(s) or use the telephone or Internet procedures for voting your shares as set forth below.

Q.          How can I vote my shares?

•	You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):
•	By mail, using the enclosed proxy card(s) and return envelope;
•	By telephone, using the toll free number on the enclosed proxy card(s);
•	Through the Internet, using the website address on the enclosed proxy card(s); or
•	In person at the Shareholder Meeting.
Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.	Please contact the Trust, toll free, at 1-800-342-5828 or our proxy solicitor, [NAME OF PROXY SOLICITOR], toll free, at [PROXY SOLICITOR’S PHONE NUMBER].

TRUST FOR CREDIT UNIONS
1001 Connecticut Avenue, N.W., Suite 1001
Washington, D.C.  20036
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
________________________

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Trust for Credit Unions (the “Trust”) will be held at the offices of Callahan Financial Services, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C.  20036 on December 14, 2020, at [12:00 PM], Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of an amended and restated investment advisory agreement (the “Amended and Restated Advisory Agreement”) between the Trust, on behalf of each of its series, and ALM First Investment Advisors, LLC (“ALM First” or the “Adviser”); and

Proposal 2: To elect one Trustee of the Trust.

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR these proposals (the “Proposals”).

Holders of record of shares of each Portfolio at the close of business on October 9, 2020 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Portfolio(s).  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Trustees, Julie A. Renderos Chair, Board of Trustees

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on December 14, 2020.  This Proxy Statement is available on the Internet at [www.proxyvote.com].

TABLE OF CONTENTS

Pages [_]-[_]	Proposal 1 – Approval of Amended and Restated Investment Advisory Agreement – All Portfolios
Pages [_]-[_]	Proposal 2 – Election of Trustee – All Portfolios
Pages [_]-[_]	Board Approval and Recommendation of the Proposals
Pages [_]-[_]        Additional Information
Exhibit A	Form of Amended and Restated Investment Advisory Agreement
Exhibit B	Nominating Committee Charter

TRUST FOR CREDIT UNIONS
1001 Connecticut Avenue, N.W.
Suite 1001
Washington, D.C. 20036
________________________

PROXY STATEMENT
________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Trust for Credit Unions (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of the Ultra-Short Duration Portfolio (“USDP”) and the Short Duration Portfolio (“SDP”) (each a “Portfolio,” and together, the “Portfolios”) to be held on December 14, 2020, at [12:00 PM], Eastern Time, at the offices of Callahan Financial Services, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036.  The Trust is an open-end management investment company, organized as a Massachusetts business trust, and each Portfolio is a separate investment portfolio, or series, of the Trust.  As used in this Proxy Statement, each Portfolio’s shares, which are classified into two classes, Investor Shares and TCU Shares, are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card(s) are expected to be distributed to shareholders on or about October [27], 2020, or as soon as practicable thereafter.  The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by [ALM First].

The Trustees have fixed the close of business on October 9, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”).  As of the Record Date, there were [NUMBER OF SHARES] and [NUMBER OF SHARES] issued and outstanding Shares of USDP and SDP, respectively.

COPIES OF EACH PORTFOLIO’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS.  THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY PORTFOLIO’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS.  ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO TRUST FOR CREDIT UNIONS, 1001 CONNECTICUT AVENUE NW, SUITE 1001, WASHINGTON, DC 20036; CALLING TOLL-FREE: 1-800-342-5828; OR BY VISITING: WWW.TRUSTCU.COM.

A proxy card is enclosed with respect to the Shares you own in each Portfolio.  If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote.  Investor Shares and TCU Shares of each Portfolio will vote together on Proposal 1 for each Portfolio. All shareholders of the Portfolios of the Trust will vote together in the aggregate and not separately by Portfolio on Proposal 2. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

i

The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal.  The shareholders of each Portfolio will vote together as a single class separately on Proposal 1 and all shareholders of the Portfolios will vote together in the aggregate and not separately by Portfolio on Proposal 2.

	Proposal	Shareholders Solicited
		Ultra-Short Duration Government Portfolio	Short Duration Portfolio
(1)	To approve an amended and restated advisory agreement between the Trust, on behalf of each Portfolio, and ALM First Financial Advisors, LLC.	X	X
(2)	To elect one Trustee of the Trust.	All shareholders of the Portfolios of the Trust will vote together in the aggregate and not separately by Portfolio.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

ii

PROPOSAL 1

APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of each Portfolio vote FOR the approval of the amended and restated investment advisory agreement (the “Amended and Restated Agreement”) between the Trust, on behalf of each Portfolio, and ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”).

Background

The Trustees of the Board of Trustees (the “Board”) of Trust for Credit Unions (the “Trust”), a majority of whom are not an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), in accordance with Section 15 of the 1940 Act, which regulates investment companies such as the Trust, unanimously voted at a meeting3 held on September 29, 2020 to approve the Amended and Restated Agreement, effective January 31, 2021 (“Effective Date”), subject to the approval of the shareholders of each Portfolio.

The form of the Amended and Restated Agreement is attached hereto as Exhibit A.  The terms of the Amended and Restated Agreement are identical to the terms of the Current Agreement with respect to services to be provided by ALM First; however, at the Portfolios’ current asset levels, the advisory fee rates for each of the Portfolios would increase, resulting in overall higher advisory fee rates under the Amended and Restated Agreement.  The breakpoint structure under the Amended and Restated Agreement will no longer allow both Portfolios to benefit equally from the aggregate net assets in the two Portfolios, resulting in a greater increase in fees for the smaller of the two Portfolios. The material terms of the Amended and Restated Agreement and Current Agreement are compared below in “Summary of the Amended and Restated Agreement and Current Agreement.”

Compensation Paid to the Adviser

Under the Amended and Restated Agreement, ALM First will be entitled to receive a monthly advisory fee computed at the following annual rates of each Portfolio’s average daily net assets in return for the services provided by ALM First as investment adviser to that Portfolio.  At the Portfolios’ current asset levels, the advisory fee rates for each of the Portfolios would increase, resulting in overall higher advisory fee rates under the Amended and Restated Agreement, and the breakpoint structure under the Amended and Restated Agreement will no longer allow both Portfolios to benefit equally from the aggregate net assets in the two Portfolios, resulting in a greater increase in fees for the smaller of the two Portfolios.

3 Pursuant to relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to the circumstances related to the current or potential effects of COVID-19, the meeting was held through videoconference and telephonically.

Fee Rate Under Current Agreement*		Fee Rate Under Amended and Restated Agreement**
First $250 million	0.12%	First $250 million	0.14%
Between $250 million and $500 million	0.10%	Between $250 million and $500 million	0.12%
Over $500 million	0.07%	Between $500 million and $1 billion	0.08%
		Over $1 billion	0.06%
____________________________________
*	Fees are determined on the basis of the aggregate net assets of the Ultra-Short Duration Portfolio and Short Duration Portfolio.
**	Fees are determined based on average daily net assets of each of the Ultra-Short Duration Portfolio and Short Duration Portfolio separately.

For the fiscal year ended August 31, 2020, the Portfolios paid ALM First the following fees pursuant to the Current Agreement:

Ultra-Short Duration Portfolio	$689,080
Short Duration Portfolio	$435,873

Comparison of Fees and Expenses

Each Portfolio’s contractual investment advisory fee payable to ALM First under the Amended and Restated Agreement will differ from the contractual rate payable from each Portfolio under the Current Agreement.  Other than the fee rate payable by the Portfolios, the Amended and Restated Agreement and Current Agreement are substantially identical with respect to the advisory services to be provided under the agreements.  The Portfolios’ transfer agent, administrator, distributor and custodian will continue to serve the Portfolios.

The following table discloses the fees and expenses that you may pay if you buy and hold shares of TCU Shares or Investor Shares of the Portfolios compared to the projected (“pro forma”) estimated expenses of each class of the Portfolios if the Amended and Restated Agreement is approved.  As shown by the table, there are no transaction charges when you buy or sell shares of any classes of the Portfolios.

Expenses shown for each class of the Portfolios were determined based on the Portfolios’ and classes’ net assets as of August 31, 2020, the fiscal year end of the Portfolios.  Fees and expenses shown under the Amended and Restated Agreement were projected for each class of the Portfolios on a pro forma basis after giving effect to the Amended and Restated Agreement, assuming approval of the Amended and Restated Agreement at August 31, 2020.

Ultra-Short Duration Portfolio – TCU Shares

	Current Agreement	Amended and Restated Agreement
Shareholder Fees	None	None
Annual Portfolio Operating Expenses
Management Fees	0.09%	0.11%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.17%	0.17%
Administration Fees	0.05%	0.05%
Other Operating Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.26%	0.28%

Example

The following Example is intended to help you compare and contrast the cost of investing in (i) TCU Shares of the Portfolio as it currently exists and (ii) TCU Shares of the Portfolio after giving effect to the Amended and Restated Agreement.  The Example assumes that you invest $10,000 in TCU Shares of the Portfolio for the time periods indicated and then redeem all of your TCU Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same.  Although your costs may be higher or lower, based on those assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
TCU Shares – Current Agreement	$27	$84	$146	$331
TCU Shares – Amended and Restated Agreement	$29	$90	$157	$356

Ultra-Short Duration Portfolio – Investor Shares

	Current Agreement	Amended and Restated Agreement
Shareholder Fees	None	None
Annual Portfolio Operating Expenses
Management Fees	0.09%	0.11%
Distribution and Service (12b-1) Fees	0.03%	0.03%
Other Expenses	0.16%	0.16%
Administration Fees	0.05%	0.05%
Other Operating Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.28%	0.30%

Example

The following Example is intended to help you compare and contrast the cost of investing in (i) Investor Shares of the Portfolio as it currently exists and (ii) Investor Shares of the Portfolio after giving effect to the Amended and Restated Agreement.  The Example assumes that you invest $10,000 in Investor Shares of the Portfolio for the time periods indicated and then redeem all of your Investor Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same.  Although your costs may be higher or lower, based on those assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Investor Shares – Current Agreement	$29	$90	$157	$356
Investor Shares – Amended and Restated Agreement	$31	$97	$169	$381

Short Duration Portfolio – TCU Shares

	Current Agreement	Amended and Restated Agreement
Shareholder Fees	None	None
Annual Portfolio Operating Expenses
Management Fees	0.09%	0.13%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.18%	0.18%
Administration Fees	0.05%	0.05%
Other Operating Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.27%	0.31%

Example

The following Example is intended to help you compare and contrast the cost of investing in (i) TCU Shares of the Portfolio as it currently exists and (ii) TCU Shares of the Portfolio after giving effect to the Amended and Restated Agreement.  The Example assumes that you invest $10,000 in TCU Shares of the Portfolio for the time periods indicated and then redeem all of your TCU Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same.  Although your costs may be higher or lower, based on those assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
TCU Shares – Current Agreement	$28	$87	$152	$343
TCU Shares – Amended and Restated Agreement	$32	$100	$174	$393

Short Duration Portfolio – Investor Shares

	Current Agreement	Amended and Restated Agreement
Shareholder Fees	None	None
Annual Portfolio Operating Expenses
Management Fees	0.09%	0.13%
Distribution and Service (12b-1) Fees	0.03%	0.03%
Other Expenses	0.16%	0.16%
Administration Fees	0.05%	0.05%
Other Operating Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.28%	0.32%

Example

The following Example is intended to help you compare and contrast the cost of investing in (i) Investor Shares of the Portfolio as it currently exists and (ii) Investor Shares of the Portfolio after giving effect to the Amended and Restated Agreement.  The Example assumes that you invest $10,000 in Investor Shares of the Portfolio for the time periods indicated and then redeem all of your Investor Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same.  Although your costs may be higher or lower, based on those assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Investor Shares – Current Agreement	$29	$90	$157	$356
Investor Shares – Amended and Restated Agreement	$33	$103	$180	$406

Information about the Adviser

ALM First, 3800 Maple Avenue, Suite 600, Dallas, Texas 75219, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  ALM First is a strategic partner for depositories, offering an array of financial advisory services and had approximately $43.8 billion under management as of August 31, 2020.

Summary of the Amended and Restated Agreement and the Current Advisory Agreement

A copy of the Amended and Restated Agreement is attached to this Proxy Statement as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the Amended and Restated Agreement, and the description set forth in this Proxy Statement of the Amended and Restated Agreement is qualified in its entirety by reference to Exhibit A.  Under the Amended and Restated Agreement, ALM First will continue to provide investment advisory services to the Portfolios for a slightly higher fee than each Portfolio was obligated to pay to ALM First under the Current Agreement, under terms that are otherwise identical to the Current Agreement.  Under the Current Agreement, ALM First is paid at the following annual rates, based on the aggregate average daily net assets of the Portfolios:  0.12% of the first $250 million in net assets; 0.10% of the assets between $250 million and $500 million; and 0.07% of the assets above $500 million. Under the Amended and Restated Agreement, ALM First will be paid at the following annual rates, based on the average daily net assets of each Portfolio: 0.14% of the first $250 million in net assets; 0.12% of the assets between $250 million and $500 million; 0.08% of the assets between $500 million and $1 billion; and 0.06% of the assets above $1 billion.

Advisory Services.  Both the Amended and Restated Agreement and Current Agreement state that, subject to the general supervision of the Board, the Adviser will provide such investment management services and advice to the Portfolios as are set forth in the agreement.  These services include providing supervision of the Portfolios’ assets, furnishing a continuous investment program for the Portfolios, determining the investments and securities to be purchased and sold by the Portfolios, and determining the portion of the Portfolios’ assets to be invested or held uninvested as cash. Under the Amended and Restated Agreement and the Current Agreement, the Adviser also places orders for the purchase and sale of securities for the Portfolios

Management Fees.  The Amended and Restated Agreement contains a different fee structure for each of the Portfolios, which results in higher fees for each of the Portfolios at the Portfolios’ current asset levels.  Under both the Current Agreement and the Amended and Restated Agreement, the Adviser may from time to time reduce its fees or make payment to a Portfolio in order to offset all or a portion of certain expenses otherwise payable by a Portfolio, provided that such arrangement does not jeopardize a Portfolio’s qualification as a regulated investment company.  Set forth below are the advisory fees, expressed in dollars and as a percentage of each Portfolio’s average daily net assets, to which ALM First was entitled to for the fiscal year ended August 31, 2020 as compared to the advisory fees that ALM First would have received had the Amended and Restated Agreement been in effect during the fiscal year ended August 31, 2020.

	Current Agreement		Amended and Restated Agreement
Portfolio	Dollars	Current Advisory Fee Rates*	Proposed Advisory Fee Rate**	Dollars If Proposed Advisory Fee In Place	Percentage Change
Ultra-Short Duration Portfolio	$689,080	0.12% of the first $250 million 0.10% of the next $250 million 0.07% of assets in excess of $500 million	0.14% of the first $250 million 0.12% of the next $250 million 0.08% of the next $500 million 0.06% of assets in excess of $500 million	$882,301	28.04%%
Short Duration Portfolio	$435,873	0.12% of the first $250 million 0.10% of the next $250 million 0.07% of assets in excess of $500 million	0.14% of the first $250 million 0.12% of the next $250 million 0.08% of the next $500 million 0.06% of assets in excess of $500 million	$639,899	46.81%
__________________
*	The advisory fee rates under the Current Agreement are based on the aggregate average net assets of the Ultra-Short Duration Portfolio and Short Duration Portfolio.
**	The advisory fee rates under the Amended and Restated Agreement are based on the average daily net assets of each of the Ultra-Short Duration Portfolio and Short Duration Portfolio.

Standard of Care/Indemnification.   Each of the Amended and Restated Agreement and Current Agreement provides that, subject to applicable provisions of the 1940 Act, the Adviser is not liable for any error in judgment or mistake of law or any loss suffered by the Trust in connection with such agreement, except a loss resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of the Adviser’s reckless disregard of its obligations and duties. Under each of the Amended and Restated Agreement and Current Agreement, the Trust agrees to indemnify and hold harmless the Adviser against losses, claims, damages or liabilities to the extent they arise out of or are based on the Adviser’s acting in accordance with the terms of such Agreement or on any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in various documents, including the Trust’s registration statement, with certain exceptions, such as if an untrue statement or omission is attributable to the Adviser. The Trust also agrees to reimburse the Adviser for any legal or other expenses incurred by the Adviser in connection with investigating or defending any such loss, claim, damage or liability. The Adviser is not, however, protected against, or entitled to indemnification or contribution with respect to, any liability to the Trust or its shareholders to which the Adviser is subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under the Amended and Restated Agreement or Current Agreement or otherwise.  Under both the Amended and Restated Agreement and Current Agreement, the Trust may advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Adviser’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to fully reimburse the Trust unless it is subsequently determined that the Adviser or its affiliate is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for its undertaking, (B) the Trust shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found entitled to indemnification.

Duration and Termination.  The Amended and Restated Agreement will continue in effect for two years from the Effective Date and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act.  The Current Agreement provides that it will continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act.  Both the Amended and Restated Agreement and the Current Agreement may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the applicable Portfolio or Portfolios) without the payment of a penalty, or by the adviser thereunder at any time, without the payment of a penalty, upon sixty (60) days written notice.  In addition, both the Amended and Restated Agreement and the Current Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDED AND RESTATED AGREEMENT.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

Proposal 1 (the “Advisory Proposal”) was unanimously approved by the Trustees, including a majority of the Independent Trustees, and recommended for approval by the shareholders of the Portfolios at a Board meeting held on September 29, 2020 (the “Advisory Proposal Meeting”).

Prior to its meeting on September 29, 2020, the Trustees met via videoconference with representatives of ALM First and with the officers of the Trust (“Fund Management”) to review and discuss the investment management services provided to the Portfolios by ALM First.  The Board met with ALM First (also termed the “Investment Adviser”) at quarterly meetings held on April 2, 2020 and July 7, 2020, at special meetings held on July 20, 2020, September 4, 2020 and with Fund Management at a special meeting held on August 17, 2020.  At each of these meetings, the Trustees received and reviewed information provided by ALM First in response to requests from the Trustees, Trust counsel and Independent Trustee counsel.  Among other written and oral information, the Trustees requested and were provided information regarding:

•	the investment performance of each Portfolio over various time periods both by itself and in relation to relevant indices;
•	the actions taken by ALM First to develop and manage the Portfolios’ strategies in order to provide return to shareholders;
•	the fees to be charged by ALM First for investment advisory services under the Advisory Proposal, as well as other compensation received by ALM First and its affiliates, if any;
•	the total operating expenses of the Portfolios and comparison of proposed expenses to the previous year’s expenses;
•	the expenses of ALM First in managing the Portfolios;
•	investment management staffing and the experience of the investment advisory and other personnel of ALM First who currently provide services to the Portfolios;
•	financial statements and other information regarding the financial condition and prospects of ALM First;
•	the profitability to ALM First of managing the Portfolios and the methodology in allocating expenses to the management of the Portfolios;
•	the projected profitability to ALM First of managing the Portfolios at the advisory fee rates contained in the Advisory Proposal;
•	ALM First’s reputation generally in the credit union industry.

Throughout the process, the Trustees had opportunities to ask questions of and requested and received additional materials from ALM First and from Fund Management.  The Trustees discussed with representatives of ALM First and Fund Management the operations of the Portfolios and Fund Management’s opinion of the process and prospects offered by ALM First.  The Trustees discussed with ALM First its ability to continue to provide investment management services to the Portfolios at a high level, and ALM First’s investments in support of its management of the Portfolios.  During each meeting at which the Trustees considered the Advisory Proposal, they were advised by and met, as necessary, in executive session with Trust counsel and their independent legal counsel.

In considering whether to approve the Advisory Proposal, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive.  The material factors and conclusions that formed the basis for the determination of the Trustees to approve the Advisory Proposal are discussed below:

Decision to Approve the New Advisory Agreement

Nature, Extent, and Quality of Services.  The Trustees considered the nature, extent and quality of advisory services provided by ALM First.  ALM First had managed the Portfolios since April of 2017, and provided materials on the Adviser’s history of managing assets for credit unions subject to Part 703 of the National Credit Union Administration (“NCUA”) rules and regulations.  Other considerations were (i) ALM First’s ability to supervise the Portfolios’ service providers, to supervise operations for the Portfolios, to prepare compliance and regulatory filings for the Portfolios and disclosures to Portfolio shareholders, to assist the Trustees in their capacity as trustee, and to provide other services; (ii) ALM First’s significant connections to and history of managing assets in the credit union industry; and (iii) ALM First’s regulatory history and timely responses to requests from regulators.  The Trustees were familiar generally with the quality of services provided by ALM First and with members of its management team based on ALM First’s three years serving as investment adviser to the Trust’s Portfolios, as well as ALM First’s prior history of providing investment advisory and other financial services to credit unions.  The Trustees discussed and reviewed ALM First’s work on behalf of the credit union movement with respect to the implementation and interpretation of NCUA rules and regulations, and the firm’s overall presence as a credit union industry advisor, and noted the ancillary benefits that this presence and reputation may present to make the Portfolios attractive entities for credit union investors.

The Trustees noted that ALM First had actively guided the Portfolios in managing their investments since the firm began advising the Portfolios in 2017.  They noted that ALM First had utilized the opportunities available with respect to investments authorized under Part 703 of the NCUA rules and regulations, and discussed the representations of ALM First with respect to ensuring compliance with the Portfolios’ investment policies and restrictions, as well as ALM First’s familiarity with NCUA rules and regulations. The Trustees discussed ALM First’s work in the change in duration and benchmark for the Ultra-Short Duration Portfolio in December 2018 and the increase in that Portfolio’s assets in the period since the duration change. The Trustees discussed ALM First’s history of compliance, including the resources devoted to strengthening the compliance function at the Investment Adviser and ALM First’s responses to requests from relevant regulators.  The Trustees noted that they had received regular updates from ALM First on the status and development of ALM First’s recent examination by the Securities and Exchange Commission.  The Trustees reviewed the quality of managerial services provided by ALM First in its capacity as adviser.  The Trustees noted that ALM First had worked with the Board when the Trust changed its non-advisory third-party service providers in 2018, and that this change had resulted in substantial savings to the Portfolios.  The Trustees also confirmed that the Trust’s chief compliance officer had reviewed ALM First’s compliance policies and procedures, had helped to develop additional compliance policies and procedures, and that the Trust’s chief compliance officer’s organization would continue to work with ALM First on compliance.

The Trustees also considered information such as (i) the experience of ALM First’s investment professionals; (ii) the reputation, regulatory history and resources of ALM First, generally, and its reputation and standing particularly within the credit union industry; (iii) information on the approach of ALM First to retention and compensation of investment and other key personnel;  (iv) ALM First’s current and projected financial condition; and (v) the management structure of ALM First and the past record and future intentions of ALM First with respect to management of the Portfolios.  The Board noted the development of each Portfolio’s investment strategy and policies, and the impact that had resulted from ALM First’s management of the Portfolios.

The Trustees concluded that the nature, extent and quality of the services provided by ALM First under the Portfolios’ advisory agreement were appropriate for the Portfolios and that the Portfolios had benefitted from the provision of those services by ALM First.  The Trustees concluded that ALM First currently had sufficient personnel, with appropriate education and experience, to serve the Portfolios effectively.

Investment Performance of the Portfolios.  The Trustees considered the Portfolios’ investment performance over the period since ALM First had begun providing investment advisory services.  The Trustees discussed with management of ALM First in detail the performance record of each Portfolio, ALM First’s actions to improve Portfolio performance, and a comparison of each Portfolio’s performance to those of peer funds.  The Trustees reviewed ALM First’s work with clients in the credit union industry.  The Trustees reviewed and discussed the performance of the Portfolios compared to other, similar mutual funds provided by a third-party data provider.  They noted that ALM First had included additional information about funds with strategies similar to those of the Portfolios.

Expenses.  The Trustees reviewed the current expense structure of the Portfolios and noted the changes in fees that were included in the Advisory Proposal.  The Trustees noted that the Advisory Proposal would change the structure of the fees so that each Portfolio’s breakpoints would be determined with respect to that Portfolio’s assets under management, rather than determining breakpoints based on the aggregate assets in both Portfolios.  They noted that such a change would result in economies of scale for each Portfolio when it reached higher asset levels, but that the expense ratio for a particular Portfolio would increase as assets in that Portfolio decreased.  They noted the effect of the Advisory Proposal on each Portfolio’s expense ratio, and reviewed how each Portfolio would compare to its peers both before and after the implementation of the Advisory Proposal.  The Trustees discussed the comparison between each Portfolio’s fees and those of its peer group, noting that, after the implementation of the Advisory Proposal, each Portfolio’s expense ratio based on its current assets would be below the average and median of its peer group.  The Trustees concluded that for each Portfolio the contractual management fee payable to ALM First under the Advisory Proposal would be reasonable based upon the qualifications, experience, reputation and performance of ALM First and the overall expense ratios of each Portfolio.

Profitability and Costs of Services to ALM First.  The Trustees considered the materials concerning ALM First’s current profitability, its expected profitability if the Advisory Proposal were approved, and the costs attributable to the Portfolios.  Representatives of ALM First’s management reviewed and discussed the expenses associated with managing the assets of the Portfolios, including the various increases in costs from ALM First’s initial projections when it proposed to begin serving as Investment Adviser to the Portfolios in 2017.  ALM First provided, and the Trustees reviewed and discussed, various scenarios outlining ALM First’s projected profitability for managing the Portfolios at various asset levels, both under the current advisory fees and under the Advisory Proposal.  The Trustees compared the relative profitability under the current advisory agreement to the projected profitability under the Advisory Proposal presented by ALM First.  The Trustees also reviewed the impact of changes in the assets of each Portfolio on ALM First’s profitability.

Extent of Economies of Scale as the Portfolios Grow.  The Trustees considered whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether the Portfolios would continue to benefit from economies of scale under the Advisory Proposal if it was approved.  The Trustees noted the Portfolios had breakpoints on their current advisory fees and will continue to have breakpoints on their advisory fees under the Advisory Proposal that would allow investors to benefit directly in the form of lower fees as Portfolio assets grow.  They reviewed the changes in breakpoints proposed for each Portfolio.  However, the Trustees noted that at lower asset levels, including at the Portfolios’ current asset levels, the advisory fee rates for each Portfolio would increase, resulting in overall higher advisory fee rates under the Advisory Proposal.  The Trustees noted that the breakpoint structure under the Advisory Proposal would no longer allow both Portfolios to benefit equally from the aggregate net assets in the two Portfolios, and that this would result in a greater increase in fees for the smaller of the two Portfolios.

Other Relevant Considerations.  (a) Personnel and Methods.  The Trustees also considered the history, reputation, qualifications and background of ALM First, as well as the qualifications of their personnel, and concluded that ALM First currently had sufficient personnel to continue to serve the Portfolios effectively.  (b) Other Benefits.  The Trustees also considered the character and amount of other direct and incidental benefits received by ALM First and its affiliates from their association with the Portfolios.  The Trustees concluded that potential “fall-out” benefits that ALM First and its affiliates might receive, such as greater name recognition visibility among credit unions or increased ability to obtain research services, appeared to be reasonable, and might in some cases also benefit the Portfolios.  The Trustees noted, for instance, that ALM First had participated with the Portfolios’ sponsor in providing investor education services and outreach efforts, and that the association with ALM First as Investment Advisor had provided additional name recognition in the credit union industry.

Conclusion.  In considering the Advisory Proposal, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Portfolios’ surrounding circumstances.  Based on this review, it was the judgment of the Trustees that shareholders of the Portfolios would receive acceptable performance and that the fees under the Advisory Proposal would continue to be reasonable.  The Trustees considered assurances from ALM First that it would continue manage each Portfolio in accordance with its respective investment objectives and policies as disclosed to shareholders and would continue to employ the current portfolio management team in managing the Portfolios.  After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the Advisory Proposal, the Trustees unanimously concluded that the approval of the Advisory Proposal was in the best interest of each Portfolio and its shareholders, and voted to approve the Advisory Proposal.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIOS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

ELECTION OF TRUSTEE

At the Shareholder Meeting, shareholders will be asked to elect the following Trustee nominee: Erin Mendez. Ms. Mendez has not previously been elected by shareholders of the Trust.

In 2007, nine Trustees, six of whom no longer serve on the Board, were elected by shareholders of the Trust. In 2014, three Trustees were elected by shareholders of the Trust. Ms. Mendez has served as a Trustee of the Trust since originally appointed in September 2019. If elected by shareholders at the Shareholder Meeting, Ms. Mendez will continue to hold office for an indefinite term. The Board will be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders).

Information concerning Ms. Mendez and other relevant information is set forth below. The persons named as proxies in the accompanying Proxy Statement have been designated by the Board and intend to vote for Ms. Mendez, unless authority to vote for Ms. Mendez is withheld. Ms. Mendez has consented to being named in this Proxy Statement and to continue to serve if elected. Should Ms. Mendez withdraw from the election or otherwise be unable to continue serving as a Trustee, the named proxies will vote for the election of such substitute nominee as the Board may recommend unless a decision is made to reduce the number of Trustees serving on the Board.

The following table sets forth the Trustees (including Ms. Mendez as Trustee Nominee), their ages, addresses, positions held with the Trust, term of office and length of time served, principal occupations for the past five years, and other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or are registered as investment companies under the 1940 Act. Ms. Mendez is not deemed to be “interested persons” of the Trust and is referred to as an “Independent Trustee Nominee.” The Board does not currently have any Trustees who are deemed to be “interested persons” of the Trust, who are referred to as “Interested Trustees.”

The Nominating Committee of the Board, in consultation with legal counsel for the Independent Trustees and counsel for the Trust, conducted a search for qualified candidates for Board membership, seeking nominees who were both qualified and who would bring relevant expertise to the Board.

Independent Trustee Nominee

Name, Age and Address (1)	Position(s) Held with Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Erin Mendez Age: 61	Trustee and Vice Chair	Since September 2019	President and Chief Executive Officer, Patelco Credit Union (Since 2013).	2	None

Independent Trustees

Name, Age and Address (1)	Position(s) Held with Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Stanley C. Hollen Age: 71	Trustee	Since 2007	Chief Executive Officer, Co-Op Financial Services (credit union-owned payments CUSO) (2005- 2016); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printer, payments provider) (2003-2005); President and Chief Executive Officer, Golden 1 Credit Union (1984-2002).	2	None
Gary Oakland Age: 67	Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (1986-2012).	2	None
James F. Regan Age: 54	Trustee	Since 2013	President and Chief Executive Officer (since 2009) and Vice President and Chief Financial Officer (1996-2008), Digital Federal Credit Union.	2	None
Julie A. Renderos Age: 45	Chair and Trustee	Since 2015	Executive Vice President/Chief Financial Officer (since 2012), Senior Vice President/Finance (2007-2012), Suncoast Credit Union.	2	None
Wendell A. Sebastian Age: 76	Trustee	Since 1989	Executive Director, National Credit Union Foundation (2010-2013); President and Chief Executive Officer, GTE Federal Credit Union (1998- 2009).	2	None
Michael D. Steinberger Age: 43	Trustee	Since 2015	Associate Professor of Economics (since 2011), Assistant Professor of Economics (2004-2011), Pomona College; Dean (2011-Present), Associate Dean (2006-2011), and Chief Academic Officer (2016-Present), Western CUNA Management School.	2	None
(1)	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, NW, Suite 1001, Washington, D.C. 20036-5504.
(2)
Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

(3)	The Fund Complex includes all registered investment companies that are advised by ALM First or one of its affiliates.
(4)
Directorships of companies required to report to the Securities and Exchange Commission (“SEC”) under the  Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Nominee and Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes the Trustee Nominee’s and each Trustee’s principal occupations during the last five years. The Trustee Nominee and each Trustee possesses extensive additional experience, skills and attributes relevant to her or his qualifications to serve as a Trustee. The cumulative background of the Trustee Nominee and each Trustee led to the conclusion that the Trustee Nominee and each Trustee should serve as a Trustee for the Trust.

Independent Trustees and Independent Trustee Nominee

Mr. Hollen has demonstrated leadership and management abilities as evidenced in his senior executive positions in the credit union industry. Mr. Oakland was an executive in various aspects of the credit union industry for over thirty years. Ms. Mendez is currently a credit union executive and has over twenty-five years of experience in the banking industry and over sixteen years of experience in the credit union industry. Mr. Regan is currently a credit union executive and has over twenty years of experience in the credit union industry. Ms. Renderos has over twenty years of experience in the financial services industry. Mr. Sebastian, an attorney by training, spent decades as a senior executive in various aspects of the credit union industry. Dr. Steinberger has over ten years of academic experience in economics and university administration, including positions with a rigorous program designed specifically for credit union management professionals.

Ms. Mendez serves as President and Chief Executive of Patelco Credit Union. Patelco Credit Union pays fees to ALM First, the Portfolios’ investment adviser, for asset liability management services, which include advisory fees, hedging start-up and registration fees. The total of these payments were $131,099 and $132,000 in each of 2018 and 2019, respectively, which were immaterial to ALM First’s gross revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Ms. Mendez is not considered to have a material business or professional relationship with ALM First.

Mr. Regan serves as President and Chief Executive of Digital Federal Credit Union. Digital Federal Credit Union pays fees to ALM First, the Portfolios’ investment adviser, for asset liability management services, which include advisory fees, mortgage pipeline hedging services fees and balance sheet management analytics reporting fees. The total of these payments were $284,938 and $421,216 in each of 2018 and 2019, respectively, which were immaterial to ALM First’s gross revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Regan is not considered to have a material business or professional relationship with ALM First.

Board and Committee Meetings

During the fiscal year ended August 31, 2020, the Trustees met nine times. Each of the Trustees then in office attended at least 75% of the meetings of the Board.

The Board of Trustees has established six standing committees – Audit, Valuation, Dividend, Amortized Cost, Nominating and Product Development.

The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. In addition, the Audit Committee is responsible for monitoring the Board of Trustees’ governance practices and adherence to the Fund Governance Policy adopted by the Board of Trustees. Messrs. Hollen (Chair) and Steinberger and Ms. Mendez currently serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended August 31, 2020.

The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Portfolios in accordance with the Trust’s Valuation Procedures. Mr. Regan serves on the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended August 31, 2020.

The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the Committee, to declare dividends and capital gain distributions consistent with each Portfolio’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Mr. Hollen. The Dividend Committee did not meet during the fiscal year ended August 31, 2020.

The Amortized Cost Committee is authorized to act for the Board of Trustees in connection with certain matters relating to the amortized cost procedures adopted by the Board in connection with the pricing of shares of the Trust’s Government Money Market Portfolio (formerly known as the “Money Market Portfolio”), which suspended operations as of the close of business on May 30, 2014, for purchase, redemption and exchange transactions. Due to the suspension of the Government Money Market Portfolio, there are currently no members of the Amortized Cost Committee. The Amortized Cost Committee did not meet during the fiscal year ended August 31, 2020.

The Nominating Committee is responsible for identifying, selecting and nominating candidates for election or appointment as members of the Board and recommending any appropriate changes to the Board for consideration. The Nominating Committee shall identify candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations. Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR. Currently, the sole member of the Trust’s Nominating Committee is Mr. Hollen. The Nominating Committee did not meet during the fiscal year ended August 31, 2020. The Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit B.

In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Trust’s prospectuses and should be directed to the attention of the Trust’s Secretary.

The Product Development Committee oversees management’s process for research and development of new investment products to be offered by the Trust and for evaluation of the continuing appropriateness of the investment products currently offered by the Trust. Messrs. Hollen, Oakland (Chair) and Sebastian serve on the Product Development Committee. The Product Development Committee did not meet during the fiscal year ended August 31, 2020.  In July 2020, the Board determined to suspend the operation of the Product Development Committee until .

Risk Oversight

The Board of Trustees performs its risk oversight function for the Portfolios through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through ALM First, Callahan Credit Union Financial Services, LLLP (“CUFSLP”) and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Portfolios are subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Portfolios is the responsibility of ALM First, CUFSLP or other service providers (depending on the nature of the risk) that carry out the Portfolios’ investment management and business affairs. Each of ALM First, CUFSLP and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from ALM First, CUFSLP or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Portfolios’ portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance findings and issues. The Board also relies on ALM First, CUFSLP and other service providers, with respect to the day-to-day activities of the Portfolios, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Portfolios’ independent registered public accounting firm to ensure that the Portfolios’ audit scope includes risk-based considerations as to the Portfolios’ financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

Board Compensation

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2020.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expense	Total Compensation from Trust and Fund Complex(1)(2)
Independent Trustees
Rudolf J. Hanley(3)	$12,325	$0	$12,325
Stanley C. Hollen	$30,344	$0	$30,344
Erin Mendez(4)	$23,800	$0	$23,800
Gary Oakland	$26,988	$0	$26,988
James F. Regan	$34,975	$0	$34,975
Julie A. Renderos	$31,731	$0	$31,731
Michael D. Steinberger	$29,069	$0	$29,069
Wendell A. Sebastian	$26,350	$0	$26,350
(1)	The Fund Complex includes all registered investment companies that are advised by ALM First or one of its affiliates.
(2)
Messrs. Hanley, Hollen, Oakland, Regan, Sebastian and Steinberger and Mses. Mendez and Renderos voluntarily waived $2,175, $3,656, $3,262, $4,275, $3,150, $3,431, $2,700 and $3,769, respectively, in compensation during the fiscal year ended August 31, 2020.  The voluntary waivers of Trustee fees terminated in July 2020.

(3)	Mr. Hanley retired from the Board following its quarterly meeting on January 7, 2020.
(4)	Ms. Mendez was appointed to the Board on September 20, 2019.

Nominee and Trustee Beneficial Ownership of Portfolio Shares

Shares of each Portfolio of the Trust are offered solely to state and federally chartered credit unions. Certain of the Nominees and Trustees are employees and/or officers of credit unions that invest in the Portfolios. The approximate percentages of the Portfolios’ outstanding shares that were owned by these credit unions in the aggregate as of the Record Date were as follows: Ultra-Short Duration Portfolio – []%, Short Duration Portfolio – []%.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“TWB”), Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 serves as the Portfolios’ independent registered public accounting firm. In addition to audit services, TWB reviews the Portfolios’ federal and state tax returns, and provides assistance on accounting, internal control and related matters.

Representatives of TWB are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of TWB will be given an opportunity to make statements at the Meeting, if they so desire.

Audit Fees

Audit fees are fees related to the audit and review of the Trust’s financial statements included in annual reports and registration statements and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit fees billed to the Trust by TWB for the fiscal years ended August 31, 2019 and August 31, 2020 were $65,000 and $44,000, respectively.

Audit-Related Fees

Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but are not reported as audit fees. Audit-related fees billed to the Trust by TWB by TWB for the fiscal years ended August 31, 2019 and August 31, 2020 were $0 and $0, respectively.

Tax Fees

Tax fees are fees associated with tax compliance, tax advice and tax planning. Tax fees billed to the Trust by TWB for the fiscal years ended August 31, 2019 and August 31, 2020 were $8,000 and $6,000, respectively.

All Other Fees

No fees were billed by TWB for products or services provided to the Trust other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above for the fiscal years ended August 31, 2019 and August 31, 2020.

Audit Committee Pre-Approval Policies and Procedures

 Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not  recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

None of the audit-related fees and tax fees reported above were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X under the 1934 Act. In addition, there were no services provided by the Trust’s independent registered public accounting firm to the Trust’s Service affiliates that were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(ii) of Regulation S-X.

The Trust’s Audit Committee has considered whether the provision of non-audit services to the Trust’s investment adviser and service affiliates that did not require pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the auditor’s independence.

ADDITIONAL INFORMATION

Officers of the Trust

Information pertaining to the officers of the Trust is set forth below.

Term of Office
	Position(s) Held	and Length of
Name, Age and Address	with Trust	Time Served(1)	Principal Occupation(s) During Past 5 Years
Jay E. Johnson, 53	President and	Since 2013	President, CFS (April 2019-Present); Executive Vice
1001 Connecticut Ave., NW	Treasurer	and 2008	President, CFS (2001-March 2019).
Suite 1001
Washington, D.C. 20036

Jonathan K. Jeffreys, 41	Vice President	Since 2008	Vice President, CFS (2001-Present).
1001 Connecticut Ave., NW	and Assistant	and 2013
Suite 1001	Treasurer
Washington, D.C. 20036

Andrew E. Seaberg, 41 Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103	Secretary	Since 2020	Partner (2020-Present), Faegre Drinker Biddle & Reath LLP (lawfirm); Associate (2009-2020), Drinker Biddle & Reath LLP (law firm).

Salvatore Faia, JD, CPA, CFE, 57	Chief	Since 2008	President, Vigilant Compliance, LLC (investment
Vigilant Compliance, LLC	Compliance		management services company) (2004-Present);
Gateway Corporate Center	Officer		President (since 2009) and Chief Compliance Officer
Suite 216			(since 2004), The RBB Fund, Inc (registered investment
223 Wilmington West Chester Pike			company); Independent Trustee of EIP Investment Trust
Chadds Ford, PA 19317			(registered investment company) (2005-Present).

 (1) Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

Information about Adviser, Administrator and Distributor

Investment Adviser

ALM First, with principal offices located at 3800 Maple Avenue, Suite 600, Dallas, Texas 75219, acts as the Portfolios’ investment adviser. ALM First is wholly owned by ALM First Group, LLC, and may be deemed to be controlled by Emily Hollis and Platform ALM Holdings, Inc., by virtue of their control ownership of ALM First Group, LLC.

No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of the any class of securities of ALM First or any other person directly or indirectly controlling, controlled by, or under common control with ALM First.

    The following table sets forth the name, position and principal occupation of each executive officer and each director of ALM First as of September 30, 2020 and their current positions with the Trust, if any.  Each individual’s address is c/o ALM First, 3800 Maple Avenue, Suite 600, Dallas, Texas 75219. ALM First is wholly owned by ALM First Group, LLC.

Name	Principal Occupation with Adviser	Position with Trust
Emily Hollis	Chief Executive Officer	None
Frederick Brazelton	ALM First Board member	None
John Graf	ALM First Board member	None
Robert Perry	President of ALM First Financial Advisors, LLC	None
Travis Goodman	Principal	None
Mike Ensweiler	Principal	None

Administrator

Callahan Credit Union Financial Services, LLLP (“CUFSLP”), a Delaware limited liability limited partnership in which 37 credit unions are limited partners, acts as the Administrator of the Portfolios. CUFSLP’s address is 1001 Connecticut Avenue NW, Suite 1001, Washington, D.C. 20036. U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, a subsidiary of U.S. Bank N.A., provides certain administrative, fund accounting and regulatory administration services to the Portfolios.

For the fiscal year ended August 31, 2020, the Portfolios paid CUFSLP the following fees pursuant to the administration agreement:

Ultra-Short Duration Portfolio	$406,416
Short Duration Portfolio	$254,265

Distributor

Callahan Financial Services, Inc. (“CFS” or the “Distributor”), 1001 Connecticut Avenue, NW, Suite 1001, Washington, D.C. 20036-5504, a Delaware corporation, serves as the distributor of shares of the Portfolios. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

Affiliated Brokers

The Portfolios paid [$120,233] in Rule 12b-1 distribution and servicing fees to Callahan Financial Services during the fiscal year ended August 31, 2020 and [did not pay any brokerage fees to an affiliated broker] during the fiscal year ended August 31, 2020.

Record Date

Only shareholders of record of each Portfolio at the close of business on October 9, 2020 (the “Record Date”) will be entitled to vote with respect to any matter affecting that Portfolio at the Shareholder Meeting and at any adjournment or postponement thereof.  As of the Record Date, there were [NUMBER OF SHARES] and [NUMBER OF SHARES] issued and outstanding Shares of the Ultra-Short Duration Portfolio and the Short Duration Portfolio, respectively.

Required Vote and Voting Information

Proposal 1

The approval of Proposal 1 described above requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Portfolio affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Portfolio present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the proposed Portfolio are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Portfolio (the “1940 Act voting requirement”).  Proposal 1 must be approved by the a “majority of the outstanding voting securities,” as defined above, of both the Ultra-Short Duration Portfolio and the Short Duration Portfolio in order to go into effect.  If Proposal 1 is not approved, or is only approved by the shareholders of one Portfolio in the manner described above, the Portfolios will continue to operate under the Current Agreement, and the  Amended and Restated Agreement will not take effect with respect to either Portfolio.

Proposal 2

With respect to Proposal 2, a plurality will elect a Trustee.

Quorum and Adjournment; Additional Voting Information

The presence in person or by proxy of the holders of one-third of the Shares of a Portfolio entitled to vote shall constitute a quorum for the transaction of business with respect to such Portfolio at the Shareholder Meeting.  However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted.  Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposals.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Portfolios’ receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust.  In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person.  All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation

 The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by ALM First. [Broadridge Financial Solutions, Inc. (“Broadridge”)] has been engaged to assist in soliciting at an estimated cost of approximately [$5,000], which will be paid by ALM First.  In addition to soliciting proxies by mail, one or more of the Trust’s officers, representatives or compensated third-party agents, including [Broadridge], may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means.  The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Other Matters

No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Portfolios and their shareholders.

Principal Holders of the Portfolios Shares

The beneficial or record owners of more than 5% of the outstanding Shares of each Portfolio as of the Record Date are in the table below.

As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of a Portfolio, as defined in the 1940 Act.  Control persons own of record or beneficially 25% or more of a Portfolio’s outstanding securities and are presumed to control a Portfolio for purposes of voting on matters submitted to a vote of shareholders.  Principal holders own of record or beneficially 5% or more of a Portfolio’s outstanding voting securities.

As of the Record Date, the Trustees and Officers, as a group, were employed by organizations that shared investment and voting power with respect to [ ] TCU Shares, approximately [ ]%, of the Ultra-Short Duration Portfolio and [ ] TCU Shares, approximately [ ]% of the Short Duration Portfolio.

Name of Portfolio	Name of Control Person or Principal Holder and Percentage Ownership	Percentage of Portfolio
Ultra-Short Duration Portfolio – Investor Shares

Ultra-Short Duration Portfolio – TCU Shares
Short Duration Portfolio – Investor Shares

Short Duration Portfolio – TCU Shares

Annual and Semi-annual Reports

Copies of each Portfolio’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders.  The Trust will furnish to any shareholder upon request, without charge, an additional copy of the Portfolios’ most recent annual report and subsequent semi-annual report to shareholders.  Annual reports and semi-annual reports to shareholders may be obtained by writing to Trust for Credit Unions, 1001 Connecticut Avenue, NW, Suite 1001, Washington, DC 20036 or by calling toll-free at: 1-800-342-5828; or by visiting:  www.TRUSTCU.com.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household.  Shareholders of the Portfolios who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account.  If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the appropriate Portfolio at Trust for Credit Unions, 1001 Connecticut Avenue, NW, Suite 1001, Washington, DC 20036 or by calling toll-free at: 1-800-342-5828.

Procedures for Shareholder Communications with the Board

The Trust’s Board of Trustees will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.  The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board.  Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable.  The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at 1001 Connecticut Avenue, NW, Suite 1001, Washington, DC 20036 within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Telephone
1) Read the proxy statement and have this
proxy card at hand.
2) Call 1-800-690-6903.
3) Follow the recorded instructions.
4) To revoke or change vote, call again and
follow the recorded instructions.

To vote by Internet
1) Read the proxy statement and have this
proxy card at hand.
2) Go to website www.proxyvote.com
3) Follow the on-screen instructions.
4) To revoke or change vote, log in again
and follow the on-screen instructions.
To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Trust for Credit Unions

Ultra-Short Duration Government Portfolio
Short Duration Portfolio

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

[            ], 2020

This Proxy is solicited on behalf of the Board of Trustees of Trust for Credit Unions (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Ultra-Short Duration Government Portfolio and Short Duration Portfolio (each, a “Portfolio,” together, the “Portfolios”). The undersigned hereby appoints Jay Johnson and Jon Jeffreys, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Shareholder Meeting to be held at 12:00 P.M. (Eastern time), on December 14, 2020, at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, DC 20036, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE PORTFOLIO WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED [October 26], 2020, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date                    ,

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY TELEPHONE OR INTERNET.

Proposal 1: To approve an amended and restated investment advisory agreement between the Trust, on behalf of each Portfolio, and ALM First Financial Advisors, LLC:

	FOR	AGAINST	ABSTAIN
Ultra-Short Duration Government Portfolio	☐	☐	☐

Short Duration Portfolio	☐	☐	☐

Proposal 2: Election of Trustee:

01)  Erin Mendez

FOR	WITHHOLD
☐	☐

EXHIBIT A. FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

FORM OF AMENDED AND RESTATED ADVISORY AGREEMENT

This AMENDED AND RESTATED ADVISORY AGREEMENT (this “Agreement”) is made this  day of , 2021 between TRUST FOR CREDIT UNIONS, a Massachusetts business trust (the “Fund”), and ALM First Financial Advisors, LLC (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund is authorized to issue units of beneficial interest (“Shares”) in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund is presently authorized to offer Shares in three series, i.e., the Government Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively referred to herein as the “Portfolios”);

WHEREAS, the parties to this Agreement have previously entered into an Advisory Agreement dated as of May 12, 2017 (the “Prior Agreement”), pursuant to which the Fund retained the Adviser to furnish investment advisory services to the Portfolios; and

WHEREAS, the parties hereto desire to amend and restate the Prior Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. Appointment of Adviser.  The Fund hereby appoints the Adviser to act as investment adviser to each of the Portfolios for the period and on the terms herein set forth.  The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Delivery of Documents.  The Fund has delivered to the Adviser copies of each of the following documents:

(a)
The Fund’s Agreement and Declaration of Trust dated as of September 24, 1987 as amended and restated through November 25, 2014 and all amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the “Trust Agreement”), copies of which are also on file with the Secretary of The Commonwealth of Massachusetts;

(b)	The Fund’s By-Laws and all amendments thereto (such By-laws, as presently in effect and as amended from time to time, are herein called the “By-Laws”);

(c)	Certified resolutions of the Portfolios’ Shareholders and the Fund’s Board of Trustees approving the terms of this Agreement;

(d)
The Fund’s most recent prospectus and statement of additional information with respect to the Portfolios and any supplements thereto (such prospectus and statement of additional information, as presently in effect and as amended, supplemented and/or superseded from time to time, are herein called the “Prospectus” and “Additional Statement,” respectively); and

(e)
The Fund’s Registration Statement, as amended, with respect to the Portfolios under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act on Form N-1A as filed with the Securities and Exchange Commission (such Registration Statement, as presently in effect and as amended from time to time, is herein called the “Registration Statement”).

The Fund agrees to promptly furnish the Adviser from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

3. Duties of Adviser.

(a)
Subject to the general supervision of the Fund’s Board of Trustees, the Adviser shall manage the investment operations of each of the Portfolios and the composition of each such Portfolio’s assets, including the purchase, retention and disposition thereof.  In this regard, the Adviser

(i)
shall provide supervision of the Portfolios’ assets, furnish a continuous investment program for the Portfolios, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested as cash;

(ii)
shall place orders pursuant to its determinations either directly with the issuer or with any broker, dealer or other person who deals in the securities in which the Portfolio in question is active.  In placing orders with brokers, dealers or such other persons the Adviser shall attempt to obtain the best net price and the most favorable execution of its orders.  When the execution and price offered by two or more brokers, dealers or such other persons are believed to be comparable, the Adviser may, in its discretion but subject to applicable law, purchase and sell portfolio securities to and from brokers, dealers or such other persons who provide brokerage or research services; and

(iii)
may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or any other investment company or advisory account for which the Adviser acts as adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

(b)
The Adviser, in the performance of its duties hereunder, shall act in conformity with the Trust Agreement, By-Laws, Prospectus, Additional Statement and Registration Statement and with the instructions and directions of the Fund’s Board of Trustees, and will use its best efforts to comply with and conform to the requirements of the 1940 Act, the Investment Advisers Act of 1940 and all other applicable federal and state laws, regulations and rulings.

(c)	The Adviser shall render to the Fund’s Board of Trustees such periodic and special reports as the Trustees may reasonably request.

(d)	The Adviser shall notify the Fund of any change in the membership of the Adviser within a reasonable time after such change.

(e)	The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

(f)
In performing its obligations under this Agreement, the Adviser may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and obligations hereunder to any advisory affiliate of the Adviser, without further written consent of the Fund, provided that the Adviser shall always remain liable to the Fund for its obligations hereunder.

4. Expenses.

(a)
During the term of this Agreement, the Adviser will pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof; provided, however, that the Adviser shall not be required to pay the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities purchased for each of the Portfolios.

(b)
The Adviser may from time to time reduce its fee or make payment to a Portfolio in order to offset all or a portion of certain expenses otherwise payable by such Portfolio, provided that any such arrangement does not jeopardize the Portfolio’s qualification as a regulated investment company.  Any such fee reduction with respect to the Government Money Market Portfolio will be agreed to in advance of the time such fee would otherwise accrue, and any such arrangement may be discontinued or modified only with the express approval of the Board of Trustees of the Fund.

5. Compensation.

(a)
Subject to any reduction pursuant to paragraph 4(b) hereof, for the services provided and expenses assumed by the Adviser pursuant to this Agreement with respect to the Government Money Market Portfolio, the Fund will pay to the Adviser as full compensation therefor a monthly fee at the annual rate of .10% of the first $50 million of the Government Money Market Portfolio’s average daily net assets plus .05% of the Government Money Market Portfolio’s average daily net assets in excess of $50 million.

(b)
Subject to any reduction pursuant to paragraph 4(b) hereof, for the services provided and expenses assumed by the Adviser pursuant to this Agreement with respect to the Ultra-Short Duration Portfolio, the Fund will pay to the Adviser as full compensation therefor a monthly fee at the annual rate of .14% of the first $250 million of the Portfolio’s average daily net assets, plus .12% of the next $250 million of the Portfolio’s average daily net assets, plus .08% of the next $500 million of the Portfolio’s average daily net assets, plus .06% of the Portfolio’s average daily net assets in excess of $1 billion.

(c)
Subject to any reduction pursuant to paragraph 4(b) hereof, for the services provided and expenses assumed by the Adviser pursuant to this Agreement with respect to the Short Duration Portfolio, the Fund will pay to the Adviser as full compensation therefor a monthly fee at the annual rate of .14% of the first $250 million of the Portfolio’s average daily net assets, plus .12% of the next $250 million of the Portfolio’s average daily net assets, plus .08% of the next $500 million of the Portfolio’s average daily net assets, plus .06% of the Portfolio’s average daily net assets in excess of $1 billion.

(d)	The fees set forth in paragraph 5(a) hereof will be computed on the Government Money Market Portfolio’s average net assets on each day and will be paid to the Adviser monthly.

(e)	The fees set forth in paragraph 5(b) hereof will be computed on the Ultra-Short Duration Portfolio’s average net assets on each day and will be paid to the Adviser monthly.

(f)	The fees set forth in paragraph 5(c) hereof will be computed on the Short Duration Portfolio’s average net assets on each day and will be paid to the Adviser monthly.

6. Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Portfolios are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request.  The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

7. Indemnification.

(a)
Subject to Section 36 of the 1940 Act to the extent applicable, the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)
The Fund hereby agrees to indemnify and hold harmless the Adviser, its officers, partners and employees and each person, if any, who controls the Adviser (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which any such Indemnified Party may become subject under the 1933 Act, the Securities Exchange Act of 1934 (as amended), the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon

(i)
any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (x) the Prospectus, the Additional Statement or the Registration Statement, (y) any advertisement or sales literature authorized by the Fund for use in the offer and sale of Shares of either Portfolio, or (z) any application or other document filed in connection with the qualification of the Fund or Shares of either Portfolio under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either (aa) pertaining to a breach of the Adviser’s duties in connection with this Agreement or (bb) made in reliance upon and in conformity with information furnished to the Fund, in any event by or on behalf of the Adviser pertaining to or originating with the Adviser for use in connection with any document referred to in clauses (x), (y), or (z), or

(ii)	subject in each case to clause (i) above, the Adviser acting under this Agreement in accordance with its terms;

and the Fund will reimburse each Indemnified Party for any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action.  The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnified Party’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to fully reimburse the Fund unless it is subsequently determined that such Indemnified Party is entitled to such indemnification and if the Trustees of the Fund determine that the facts known to them would not preclude indemnification.  In addition, at least one of the following conditions must be met:  (A) the Indemnified Party shall provide a security for such Indemnified Party’s undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnified Party ultimately will be found entitled to indemnification.  The Indemnified Party shall repay the Fund for any amounts advanced to the extent the Indemnified Party receives proceeds from any claim against the Indemnified Party’s insurance policy stemming from the loss, claim, damage, liability or action for which the Fund advanced expenses.

All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnified Party is not liable by reason of failure to meet the standard of conduct necessary for indemnification, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.  All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding paragraph.

(c)
If the indemnification provided for in paragraph 7(b) is available in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Fund, then the Fund shall contribute to the aggregate amount paid or payable by the Fund and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such  proportion as is appropriate to reflect (i) the relative benefits received by the Fund and such Indemnified Parties in connection with the operations of the Fund, (ii) the relative fault of the Fund and such Indemnified Parties, and (iii) any other relevant equitable considerations, in each such event as determined by the court.  The Fund and the Adviser agree that it would not be just and equitable if contribution pursuant to this subparagraph (c) were determined by pro rata allocation or any other method of allocation which does not take into account the equitable considerations referred to above in this subparagraph (c).  The aggregate amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (c) shall be deemed to include any legal or other expenses incurred by the Fund and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(d)
It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against or contribution with respect to, any liability to the Fund or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17(i) of the 1940 Act.

8. Duration and Termination.  This Agreement will become effective with respect to a Portfolio on the date it is approved by the Shareholders of the Portfolio in accordance with the requirements of the 1940 Act or on such later date following Shareholder approval as shall be agreed upon by the Fund and the Adviser.  Unless sooner terminated, this Agreement will continue until [January 31, 2023].  Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods, provided such continuation is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing interests in such Portfolio; provided, however, that this Agreement may be terminated by the Fund as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as so defined) representing interests in the Portfolio on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund.  This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

9. Status of Adviser as Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Fund’s Board of Trustees from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

10. Amendment of Agreement.  This Agreement may be amended by mutual consent, provided that such amendment is approved (a) by vote of a majority of those Trustees of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) to the extent required by the 1940 Act, by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing interests in each Portfolio affected by such amendment.  Any amendment to this Agreement shall only be by written instrument which shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

11. Notices.  Without limiting the other provisions hereof, notices and other writings delivered or mailed postage prepaid to the Fund, c/o Callahan Financial Services, Inc., 1001 Connecticut Avenue, NW, 10th Floor, Washington, D.C. 20036, Attention: President, with copies to Andrew E. Seaberg, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 and Daniel Dawson, Nisen & Elliott, LLC, 200 West Adams Street, Suite 2500, Chicago, Illinois 60606 or to the Adviser, ALM First Financial Advisors, LLC, 3800 Maple Avenue, Ste. 600, Dallas, Texas 75219, or to such other address as the Fund or the Adviser may hereafter specify by written notice to the most recent address specified by the party to whom such notice is addressed, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

12. Shareholder Liability.  This Agreement is executed by or on behalf of the Fund and the obligations hereunder are not binding upon any of the Trustees, officers or Shareholders of the Fund individually but are binding only upon the particular Portfolio to which such obligations pertain and the assets and property of such Portfolio.

13. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, subject to paragraph 8 hereof.  Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.  Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ATTEST:	TRUST FOR CREDIT UNIONS

By
President

ATTEST:	ALM FIRST FINANCIAL ADVISORS, LLC

By
Emily More Hollis, President

EXHIBIT B. NOMINATING COMMITTEE CHARTER

TRUST FOR CREDIT UNIONS

NOMINATING COMMITTEE CHARTER

Organization and Purpose

The Board of Trustees of Trust for Credit Unions (the “Trust”) has established a Nominating Committee (the “Committee”).  The Committee shall consist of such Trustees of the Trust as may be selected from time to time by the Board, none of whom shall be “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).  The Committee has been established by and among the Trustees for the purpose of selecting and nominating the appropriate number of candidates for election or appointment as members of the Board and recommending any appropriate changes to the Board for consideration.

Identifying Nominees

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser, distributor and other principal service providers. Specific qualifications shall be based on the needs of the Board at the time of the nomination.  Persons selected as Independent Trustees must also be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser, distributor or other service providers).  The Committee shall identify candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of unitholders.  The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates.  The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates.

Skills and Qualifications

The Committee believes there are certain minimum skills and qualifications that each Trustee nominee must possess or satisfy, and certain other skills and qualifications that at least one or more Trustees must possess or satisfy.  In considering candidates for Trustee nominee, the Committee will take into account whether a candidate has the experience, qualifications, attributes and/or skills that add to and compliment the range of experience, qualifications, attributes and/or skills of existing Trustees.

•	Integrity. Each Trustee nominee must be an individual of high personal and professional integrity and ethical character.

B-1

•
Accomplishments.  Each Trustee nominee shall have demonstrated significant achievement in business, finance, government, education, law, technology or other fields important to the operation of the Trust’s investment portfolios (the “Portfolios”).

•	Business Judgment. Each Trustee nominee must possess the ability to exercise sound business judgment on a broad range of issues.

•
Experience and Education.  Each Trustee nominee shall have sufficiently broad experience and professional and educational background to have a general appreciation of the major issues facing investment companies of a size and scope similar to the Trust.  Such issues include corporate governance issues, regulatory obligations and strategic business planning.

•	Commitment. Each Trustee nominee shall have the willingness and ability to devote the necessary time to Board duties, including preparing for and attending meetings of the Board and its Committees.

•	Representing Unitholders. Each Trustee nominee must be prepared to represent the best interests of the Trust and its unitholders and must be committed to enhancing unitholder value.

•	Industry Knowledge. At least some of the Trustees shall have experience and knowledge of the financial services and investment management industry sector in which the Trust operates.

•
Financial Literacy.  At least one (1) Trustee who is eligible to serve on the Audit Committee of the Board shall be an “audit committee financial expert” in accordance with applicable rules of the Securities and Exchange Commission.

•
Diversity.  The Committee shall give due consideration to the overall Board balance of diversity of perspectives, backgrounds and experiences.  In no event will the Committee discriminate by race, religion or gender in its choices.

Unitholder Recommendations

The Committee shall accept and review unitholder nominations for Trustees.  A unitholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary.  The Secretary shall submit all nominations to the Committee.  The Committee shall assess unitholder nominees in the same manner it reviews its own nominations.

Any changes to the unitholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.

Additional Matters

•	The Committee will meet as often as it deems appropriate. The Committee will set its agenda and the time and place of any meetings.

B-2

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•
The Committee is authorized to investigate any matter brought to its attention within the scope of its duties and is authorized to meet with management as the Committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Committee will periodically review the provisions of this Charter.

Adopted:  October 7, 2010

B-3